UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐  Definitive Proxy Statement
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☐  Soliciting Material Pursuant to §240.14a-12

ARROW ELECTRONICS, INC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
Meeting Information Meeting Type: Annual Meeting
ARROW ELECTRONICS, INC. For holders as of: March 12, 2010
Date: May 04, 2010 Time: 10:00 AM MST Location: Royal Palms Hotel 5200 East Camelback Road Phoenix, Arizona 85018
You are receiving this communication because you hold shares in the above named company. ARROW ELECTRONICS, INC. C/O BNY MELLON SHAREHOLDER SERVICES This is not a ballot. You cannot use this notice to vote 480 WASHINGTON BLVD these shares. This communication presents only an JERSEY CITY, NJ 07310 overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the R2.09.05.010 important information contained in the proxy materials before voting. _1 See the reverse side of this notice to obtain 0000049532 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Proxy Statement How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2010 to facilitate timely delivery. . To facilitate timely delivery please make the request as instructed above on or before How To Vote Please Choose One of The Following Voting Methods R2.09.05.010 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _2 requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. 0000049532 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Daniel W. Duval 02 Gail E. Hamilton 03 John N. Hanson 04 Richard S. Hill 05 M.F. (Fran) Keeth 06 Roger King 07 Michael J. Long 08 Stephen C. Patrick 09 Barry W. Perry 10 John C. Waddell The Board of Directors recommends you vote FOR the following proposal(s): 2 Ratification of the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2010 3 Proposal to Amend and Re-approve the Arrow Electronics, Inc. 2004 Omnibus Incentive Plan R2.09.05.010 _3 0000049532

0000049532_4 R2.09.05.010